UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-2958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2011

Item 1: Report to Shareholders

International Growth & Income Fund	April 30, 2011

The views and opinions in this report were current as of April 30, 2011. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

International stock markets were able to overcome a number of trials over the past six months, including oil supply disruptions following political turmoil in the Middle East and North Africa, Japan’s devastating earthquake and tsunami, and the continuing European sovereign debt crisis. Strong corporate profits helped investors look past these challenges. Slimmed-down firms across an array of regions and industries were able to enjoy healthy margins as consumer spending slowly improved and business investment picked up. We are happy to report that your fund was able to register a strong gain in this environment and outpace its benchmarks.

Your fund returned 13.95% during the six-month period ended April 30, 2011. The fund outperformed both the MSCI EAFE (Europe, Australasia, and Far East) Index and the Lipper International Multi-Cap Value Funds Average, as shown in the Performance Comparison table. (Results for the Advisor and R Class shares were slightly lower, reflecting their higher expense ratios.) The fund remained favorably ranked relative to its competitors over all time periods. (Based on cumulative total return, Lipper ranked the International Growth & Income Fund 22 of 103, 22 of 79, 8 of 62, and 6 of 35 funds in the international multi-cap value funds category for the 1-, 3-, 5-, and 10-year periods ended April 30, 2011, respectively. Results will vary for other time periods. Past performance cannot guarantee future results.)

What the Dollar's Decline Means for Investors

The U.S. dollar's sharp decline against other major currencies in recent months has brought renewed attention to a longer-term trend. The accompanying chart shows an index of the dollar's value over the past 10 years compared with the most widely traded global currencies. As shown in the chart, the dollar has declined significantly since 2002, interrupted by a brief rise during the 2008–2009 credit crisis, a period when investors regarded the dollar as a "safe haven" currency.

The Falling Dollar

120
115
110
105
100
95
90
85
80
75
4/01
4/02
4/03
4/04
4/05
4/06
4/07
4/08
4/09
4/10
4/11

Inflation-adjusted, trade-weighted foreign exchange value of the dollar against major currencies. March 1973=100. Source: Federal Reserve.

Several factors have driven the decline in the dollar over the past decade. One factor has been the growing importance of other nations in the global economy—in particular, the rapid growth rate of emerging markets—which has increased demand for foreign currencies for trade and investment. Relatively low interest rates in the U.S. have also played a role, as capital has flowed to markets offering higher returns. The U.S. has financed persistent trade deficits by borrowing from foreign lenders, which has led to increased speculation that the U.S. will allow the dollar to weaken further to pay off its debt.

A declining U.S. dollar has generally been good news for U.S. investors in overseas markets, resulting in enhanced returns over much of the 10-year period. For example, the MSCI EAFE Index of developed international markets provided investors with an average annual return of 1.10% over the past 10 years in local currency terms, less than the 2.82% average return of the broad U.S. market as measured by the S&P 500 Index. When converted to dollars, however, the MSCI index returned an average of 5.74% per year over that period thanks to considerable appreciation in many global currencies.

Continued declines in the dollar are by no means guaranteed, however, and investors in international markets must take note that negative effects can occur when the dollar rises. For example, in the one-year period ended March 31, 2009, the MSCI EAFE Index plunged 36.50%, but U.S. investors in the same markets suffered an even steeper 46.20% loss due to a temporary resurgence in the dollar.

Investors should keep in mind that currency trends are unpredictable and should not be a primary factor when making investment decisions. Indeed, a declining dollar does not necessarily favor the profitability of non-U.S. firms versus their U.S. counterparts. The opposite may be the case as U.S. firms can benefit because a declining dollar makes goods produced in the U.S. more competitive in overseas markets and imports to the U.S. more expensive. In addition, U.S. firms may see higher profits as they repatriate revenue earned overseas.

The fund seeks long-term appreciation by building a diversified portfolio of established, mid- and large-capitalization, non-U.S. companies with prospects for capital appreciation and mispriced earnings and dividend streams. Although the fund focuses primarily on developed market countries, we also maintain exposure to emerging markets, where we invest opportunistically. Our investment process is built on fundamental research that can identify undervalued companies with good prospects for appreciation. Our research staff will also look for opportunities where there is earnings growth potential and catalysts that help realize value. Finally, the fund’s country and sector allocations are driven primarily by bottom-up stock selection but also are influenced by an assessment of fundamental macroeconomic prospects.

MARKET REVIEW

Developed markets around the world were generally strong over the past six months. Once again, Nordic countries in Europe performed particularly well. Stock markets in the rest of Europe generated good gains even as the European debt crisis caused several countries to have their sovereign debt ratings downgraded. Generally, economic data from the euro zone remain positive, and European corporate profit growth has been robust. European shares also received a boost in U.S. dollar terms, as the dollar began to fall sharply against the euro and other major currencies beginning in early January.

Developed Asian markets posted more moderate gains. March’s earthquake and tsunami in Japan, along with the resulting nuclear crisis, caused Japanese equities to lag most other developed markets. The yen also failed to provide a tailwind for U.S. investors. Hong Kong and Singapore also saw modest gains.

Emerging markets generally trailed their developed counterparts, due largely to weakness in Asia and Latin America. Chinese stocks suffered from concerns that the government would slow growth substantially in its efforts to cool inflation, which has led to sharp rises in food and housing prices. Similar concerns weighed on Brazil, Latin America’s dominant market.

PORTFOLIO PERFORMANCE AND STRATEGY

The fund enjoyed gains from a broad range of its holdings, but as oil prices soared over the past several months, we saw particularly good returns from our energy positions. Our leading contributor for the period was Royal Dutch Shell (U.K.), which benefited not only from rising prices for its products, but also from investments that the company made over the past several years. Most notably, Shell is now enjoying the fruits of its massive investment in the world’s largest gas-to-liquids plant in Qatar, which the company believes will eventually produce about three billion barrels of oil equivalent from a natural gas field. In line with our value-based approach, we were attracted to Shell a few years ago when its stock suffered under the weight of so much capital being tied up in this and related projects. We were also confident that a new management team would help unlock value, as appears to have been the case. (Please refer to the portfolio of investments for a detailed list of holdings and the amount each represents in the portfolio.)

Two other top-performing energy holdings also experienced temporary setbacks from large-scale investments. In recent years, Japan’s Inpex wagered heavily on new overseas production facilities, particularly those supplying liquefied natural gas that can be shipped back to energy-hungry Japan. Having raised enormous amounts of capital to finance its ambitious development plans, Inpex saw its stock fall sharply last year, and we took advantage of the decline to initiate a position. The stock has since climbed sharply, helped in part by a growing realization following the nuclear crisis that Japan will have to rely on imported energy for the foreseeable future. Investors previously bid down Russian giant Gazprom as they were concerned that a decline in European gas demand would hit its ability to sell natural gas to Europe at prices supporting its investment. The recovery in Europe’s economy over the past year has improved the supply/demand balance supporting natural gas prices, helping to validate Gazprom’s investment in the eyes of investors.

Financials lagged the overall market but provided the largest overall boost to the portfolio given their heavy weighting in both the fund and the index. Our holdings performed somewhat better than the sector overall, thanks in part to continued strong results from Swedbank. The Swedish banking giant has a secure place within the country’s consolidated banking sector, but poor results from its business in the Baltics caused the stock to pull back dramatically in the banking crisis of late 2008 and early 2009. A new management team has helped the company turn its fortunes around. A change in management also helped Hong Kong’s AIA Group. The insurer suffered from neglect when it was part of the U.S.-based AIG. We bought the stock when it was spun off at a compelling discount by its distressed parent, and we have since added to our position as we believe performance can improve markedly.

Information technology is a much smaller portion of our investment universe, but it provided one of our top performers in the form of communications equipment maker Alcatel-Lucent. With roots in some of the oldest communications companies in both France and the United States, Alcatel-Lucent suffered in recent years from concerns that it would not be able to stand up to new competitors, especially low-cost Chinese firms. Eventually, the stock fell far enough that the company appeared to be priced to remain profitless—worth only the liquidation value of its assets. We judged that the consensus outlook was too bleak, and indeed, profit margins have come back into the single digits—not stellar, and not in line with many technology firms, but enough for a successful value investment to date.

On the negative side of the ledger, our telecommunications holdings weighed somewhat on our performance. We have very different outlooks on the two worst performers, Nippon Telegraph & Telephone (NTT) and France Telecom. NTT was dealt a heavy blow by the earthquake in Japan, but we viewed the price decline as an opportunity to add to our holdings in this new position. Conversely, we eliminated our position in France Telecom, which is enduring more competition in what had previously been a highly profitable market in France. We do not feel we have clarity on how bad the competitive situation in the market could get, so we decided to sell the stock and reallocate the proceeds to other holdings in which we have more conviction, such as Telefonica and Telecom Italia. Because these telecommunications firms have exposure to healthy Latin American markets, we believe the sector offers a relatively inexpensive way to gain access to rapid growth in emerging markets.

Australia, our fifth-largest country allocation, performed decently overall but was the base of two of our worst-performing holdings, both oriented to the consumer. Food products firm Goodman Fielder was hit by a price war among Australian supermarkets, disruption from the floods in Queensland, and the earthquakes in New Zealand, as well as poor harvests globally affecting input costs and concern over a management change. The stock is now priced for an overly dire outcome, in our opinion, and we have been net buyers. Pacific Brands, which distributes a wide variety of well-known products—including some familiar to American consumers, such as Clarks, Hush Puppies, and Dunlop—suffered from a pullback by Australian consumers. Here too, we have been net buyers, as the company’s problems seem to be cyclical rather than structural.

INVESTMENT OUTLOOK

The global economy continues to recover, even as consumers and governments in many developed markets struggle to pay down debt. Europe also appears to be coping with its sovereign debt challenges, although the past six months have seen Ireland and Portugal join Greece in accepting bailout packages in return for painful restructuring programs. We have been keeping a close eye on whether austerity packages in other debt-laden nations such as the U.K., our largest country allocation, might derail economic growth. To date, most of the largest European economies seem to be muddling through—and some, such as Germany, have been remarkably strong—thanks in part to exports to healthier emerging markets. Similarly, developed markets in Asia have managed to overcome challenges. Most notably, while the earthquake and tsunami in Japan was a large humanitarian tragedy, we do not believe it will prove as much of an economic setback for Japan as many feared.

Despite the tepid and bumpy pace of recovery in many developed markets, firms continue to record robust profits. While exports to emerging markets have played a role, corporations have also benefited from efforts to streamline operations and reduce costs over the past few years. Valuations have increased with market gains, but they still appear reasonable overall, and we continue to identify what we believe are good opportunities in a range of sectors and countries. While we have reduced the number of holdings in the portfolio somewhat—we expect to eventually bring the number of holdings down from roughly 150 to 100—we have done so in the belief that we can concentrate the portfolio a bit more on our best ideas while still maintaining a high degree of diversification.

If we have one particular area of apprehension for the global economy and markets, it is the recent pattern of commodity price inflation. While rising oil and gas prices have grabbed the most headlines, a wide range of commodities have seen dramatic increases. The European Central Bank recently joined other central banks in taking the first steps in raising interest rates to head off inflation, but we are concerned that tightening monetary policy may simply put further stress on consumers struggling with higher energy and food prices.

Generally, we expect that investors will remain on edge in coming months, and markets will undoubtedly turn lower if the global economy hits another stumbling block. Our investment thesis is predicated on the fact that most investors often overreact to near-term trends, however, which creates attractive opportunities for those with a long-term orientation to pick up mispriced stocks. We look forward to reporting to you on our search for those opportunities in six months.

Respectfully submitted,

Jonathan H.W. Matthews
Chairman of the fund’s Investment Advisory Committee

May 12, 2011

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more-diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Gross domestic product: The total market value of all goods and services produced in a country in a given year.

Lipper average: The average of available mutual fund performance returns in defined categories as tracked by Lipper Inc.

MSCI EAFE Index: Widely accepted as the benchmark for international stock performance (EAFE refers to Europe, Australasia, and Far East). The index represents the major markets of the world.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee, Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Investor Class

	6 Months Ended 4/30/11‡	Year Ended 10/31/10‡	10/31/09‡	10/31/08‡	10/31/07‡	10/31/06‡
NET ASSET VALUE						
Beginning of period	$ 13.32	$ 12.15	$ 9.73	$ 20.43	$ 17.05	$ 13.63
Investment activities						
Net investment income	0.15	0.31	0.32	0.47	0.39	0.34
Net realized and unrealized gain (loss)	1.67	1.16	2.51	(9.85)	3.75	3.44
Total from investment activities	1.82	1.47	2.83	(9.38)	4.14	3.78
Distributions						
Net investment income	(0.30)	(0.28)	(0.41)	(0.36)	(0.27)	(0.21)
Net realized gain	–	(0.02)	–	(0.96)	(0.49)	(0.15)
Total distributions	(0.30)	(0.30)	(0.41)	(1.32)	(0.76)	(0.36)
NET ASSET VALUE						
End of period	**$ 14.84**	**$ 13.32**	**$ 12.15**	**$ 9.73**	**$ 20.43**	**$ 17.05**

Ratios/Supplemental Data

Total return(1)	**13.95%**	**12.29%**	**30.28%**	**(48.75)%**	**25.07%**	**28.30%**
Ratio of total expenses to average net assets	0.87%(2)	0.89%	0.94%	0.89%	0.88%	0.91%
Ratio of net investment income to average net assets	2.22%(2)	2.51%	3.25%	3.05%	2.13%	2.20%
Portfolio turnover rate	17.7%	31.3%	16.6%	23.8%	32.8%	36.9%
Net assets, end of period (in millions)	$ 3,849	$ 3,227	$ 2,544	$ 1,711	$ 2,472	$ 1,844

‡ Per share amounts calculated using average shares outstanding method.

(1) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return is not annualized for periods less than one year.

(2) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Financial Highlights

For a share outstanding throughout each period

Advisor Class

	6 Months Ended 4/30/11‡	Year Ended 10/31/10‡	10/31/09‡	10/31/08‡	10/31/07‡	10/31/06‡
NET ASSET VALUE						
Beginning of period	$ 13.37	$ 12.17	$ 9.72	$ 20.40	$ 17.03	$ 13.64
Investment activities						
Net investment income	0.13	0.28	0.32	0.44	0.37	0.33
Net realized and unrealized gain (loss)	1.69	1.17	2.50	(9.83)	3.73	3.43
Total from investment activities	1.82	1.45	2.82	(9.39)	4.10	3.76
Distributions						
Net investment income	(0.27)	(0.23)	(0.37)	(0.33)	(0.24)	(0.22)
Net realized gain	–	(0.02)	–	(0.96)	(0.49)	(0.15)
Total distributions	(0.27)	(0.25)	(0.37)	(1.29)	(0.73)	(0.37)
NET ASSET VALUE						
End of period	**$ 14.92**	**$ 13.37**	**$ 12.17**	**$ 9.72**	**$ 20.40**	**$ 17.03**

Ratios/Supplemental Data

Total return(1)	**13.87%**	**12.08%**	**30.08%**	**(48.81)%**	**24.83%**	**28.15%**
Ratio of total expenses to average net assets	1.06%(2)	1.07%	1.07%	1.07%	1.05%	1.06%
Ratio of net investment income to average net assets	1.97%(2)	2.27%	3.23%	2.79%	1.96%	2.15%
Portfolio turnover rate	17.7%	31.3%	16.6%	23.8%	32.8%	36.9%
Net assets, end of period (in thousands)	$ 236,717	$ 224,057	$ 226,459	$ 211,260	$ 466,704	$ 361,082

‡ Per share amounts calculated using average shares outstanding method.

(1) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return is not annualized for periods less than one year.

(2) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares/$ Par	Value
AUSTRALIA 6.4%		
Common Stocks 6.4%		
Australia & New Zealand Banking	1,677,037	44,540
BHP Billiton	922,172	46,325
Downer EDI	4,473,741	18,143
Goodman Fielder	18,803,293	22,156
Incitec Pivot	4,510,698	18,590
Macquarie Group	607,720	23,421
Nufarm (1)	1,464,552	7,754
Pacific Brands	15,630,989	12,507
Suncorp Group	2,477,201	22,591
Telstra	7,982,055	25,460
Westfield Retail Trust	7,890,593	22,919
Total Australia (Cost $233,721)		264,406
BRAZIL 0.3%		
Common Stocks 0.3%		
Energias do Brasil	482,200	11,954
Total Brazil (Cost $8,589)		11,954
CANADA 0.5%		
Common Stocks 0.5%		
Sun Life Financial	666,000	21,800
Total Canada (Cost $13,628)		21,800
CHINA 0.9%		
Common Stocks 0.9%		
China Oilfield Services, H Shares (HKD)	9,646,000	19,028
Soho China (HKD) (2)	22,826,500	19,693
Total China (Cost $18,853)		38,721

IRELAND 0.7%

Common Stocks 0.7%		
DCC	927,708	30,917
Total Ireland (Cost $20,708)		30,917

ITALY 1.7%

Common Stocks 1.7%		
Prysmian	609,520	14,381
Telecom Italia (2)	44,122,917	56,988
Total Italy (Cost $67,292)		71,369

JAPAN 18.8%

Common Stocks 18.8%		
Asahi Kasei	3,801,000	26,415
Benesse Holdings	267,700	11,171
Canon	1,041,300	49,151
Hitachi Chemical	1,139,100	23,587
Honda	1,435,800	55,085
Hosiden	1,594,100	15,989
Inpex	4,680	35,902
Koito Manufacturing	1,805,000	28,533
Konica Minolta	1,980,500	17,470
Makita	319,600	14,690
Mitsubishi	1,637,800	44,251
Mitsubishi Electric	2,827,000	31,502
Mitsubishi UFJ Lease & Finance	422,980	16,923
Mitsui	2,898,200	51,605
Mitsui Fudosan	2,145,000	37,328
Nippon Telegraph & Telephone	1,156,100	53,607
Nissan Motor	5,260,200	50,703
NS Solutions	520,900	10,069

RUSSIA 0.8%		
Common Stocks 0.8%		
Gazprom, ADR (USD)	1,953,084	32,948
Total Russia (Cost $19,222)		32,948
SINGAPORE 2.3%		
Common Stocks 2.3%		
Jardine Cycle & Carriage	707,000	21,301
SembCorp Industries	7,296,860	32,191
United Overseas Bank	1,816,336	29,114
Venture	1,598,000	12,598
Total Singapore (Cost $50,471)		95,204
SPAIN 3.4%		
Common Stocks 3.4%		
Banco Santander (2)	4,256,805	54,361
Telefonica (2)	3,132,427	84,209
Total Spain (Cost $110,707)		138,570
SWEDEN 1.6%		
Common Stocks 1.6%		
SKF, B Shares (2)	710,670	22,429
Swedbank	2,202,722	41,776
Total Sweden (Cost $26,079)		64,205
SWITZERLAND 5.2%		
Common Stocks 5.2%		
Credit Suisse	1,086,091	49,357
Nestle	1,353,730	84,041

Novartis	1,395,805	82,861
Total Switzerland (Cost $157,450)		216,259

UNITED KINGDOM 25.1%

Common Stocks 25.1%

Amlin	2,882,689	20,127
Barclays, ADR (USD)	2,707,953	51,587
BBA Aviation	2,924,462	10,600
BP, ADR (USD)	1,494,900	68,975
Cairn Energy (1)	2,491,197	18,804
Carillion	3,563,238	23,307
Cookson Group (1)	2,306,978	27,572
Dairy Crest	2,944,334	19,771
De La Rue	1,802,576	23,862
GKN	4,887,931	18,207
GlaxoSmithKline, ADR (USD)	1,737,470	75,858
Home Retail (2)	4,418,272	16,229
HSBC	2,455,960	26,887
Imperial Tobacco	1,456,150	51,248
Informa	3,209,171	22,337
Kingfisher	5,497,250	25,205
National Grid	2,878,372	29,520
Next	993,251	37,114
Persimmon	3,314,045	26,743
Rio Tinto	848,024	61,759
Rolls-Royce (1)	3,613,448	38,719
Rolls-Royce, C Shares (1)	346,891,008	579
Royal Bank of Scotland (1)	27,975,454	19,378
Royal Dutch Shell, B Shares, ADR (USD)	1,731,529	135,683
Scottish & Southern Energy	1,230,484	27,911
Tesco	7,546,740	50,870
Vodafone, ADR (USD)	3,140,287	91,445

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The International Growth & Income Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund seeks long-term growth of capital and reasonable income through investments primarily in the common stocks of well-established, dividend-paying non-U.S. companies. The fund has three classes of shares: the International Growth & Income Fund original share class, referred to in this report as the Investor Class, offered since December 21, 1998; the International Growth & Income Fund – Advisor Class (Advisor Class), offered since September 30, 2002; and the International Growth & Income Fund – R Class (R Class), offered since September 30, 2002. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries, and R Class shares are available to retirement plans serviced by intermediaries. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class and R Class each pay distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% and 0.50%, respectively, of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes each class’s net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities. Debt securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on April 30, 2011:

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Repurchase Agreements All repurchase agreements are fully collateralized by U.S. government securities. Collateral is in the possession of the fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. Collateral is evaluated daily to ensure that its market value exceeds the delivery value of the repurchase agreements at maturity. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities are not. On April 30, 2011, the value of loaned securities was $400,122,000 and cash collateral investments totaled $420,586,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $812,312,000 and $647,796,000, respectively, for the six months ended April 30, 2011.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of October 31, 2010, the fund had $414,052,000 of unused capital loss carryforwards, which expire: $51,560,000 in fiscal 2016, $285,382,000 in fiscal 2017, and $77,110,000 in fiscal 2018.

At April 30, 2011, the cost of investments for federal income tax purposes was $3,772,487,000. Net unrealized gain aggregated $782,560,000 at period-end, of which $849,041,000 related to appreciated investments and $66,481,000 related to depreciated investments.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Acquisition of certain foreign currencies related to security transactions are also subject to tax. Additionally, capital gains realized by the fund upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to net capital gains is reflected as a component of realized and/or change in unrealized gain/loss on securities in the accompanying financial statements. At April 30, 2011, the fund had no deferred tax liability attributable to foreign securities and no foreign capital loss carryforwards.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into a subadvisory agreement with T. Rowe Price International Ltd, a wholly owned subsidiary of Price Associates, to provide investment advisory services to the fund; the subadvisory agreement provides that Price Associates may pay the subadvisor up to 60% of the management fee that Price Associates receives from the fund. The fund was previously managed by T. Rowe Price International, Inc. (Price International), which was merged into its parent company, Price Associates, effective at the close of business on December 31, 2010. Thereafter, Price Associates assumed responsibility for all of Price International’s existing investment management contracts, and Price International ceased all further operations. The corporate reorganization was designed to simplify Price Group’s corporate structure related to its international business and was intended to result in no material changes in the nature, quality, level, or cost of services provided to the T. Rowe Price funds.

The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At April 30, 2011, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and R Class. For the six months ended April 30, 2011, expenses incurred pursuant to these service agreements were $75,000 for Price Associates; $206,000 for T. Rowe Price Services, Inc.; and $119,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the six months ended April 30, 2011, the fund was charged $98,000 for shareholder servicing costs related to the college savings plans, of which $80,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At April 30, 2011, approximately 3% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate special servicing agreements, expenses associated with the operation of the Spectrum and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum and Retirement Funds, respectively. Expenses allocated under these agreements are reflected as shareholder servicing expenses in the accompanying financial statements. For the six months ended April 30, 2011, the fund was allocated $298,000 of Spectrum Funds’ expenses and $2,181,000 of Retirement Funds’ expenses. Of these amounts, $1,446,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. Additionally, redemption fees received by the Spectrum Funds are allocated to each underlying Price fund in proportion to the average daily value of its shares owned by the Spectrum Funds. $4,000 of redemption fees reflected in the accompanying financial statements were received from the Spectrum Funds. At April 30, 2011, approximately 12% of the outstanding shares of the Investor Class were held by the Spectrum Funds and 68% were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of April 30, 2011, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 1,325,460 shares of the fund, representing less than 1% of the fund’s net assets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 9, 2011, the fund’s Board of Directors (Board) unanimously approved the continuation of the investment advisory contract (Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor), as well as the investment subadvisory contract (Subadvisory Contract) that the Advisor has entered into with T. Rowe Price International Ltd (Subadvisor). The Board considered a variety of factors in connection with its review of the Contract and Subadvisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor and Subadvisor. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Advisor’s and Subadvisor’s senior management teams and investment personnel involved in the management of the fund. The Board noted that a restructuring involving the Advisor and certain of its affiliated investment advisors led to a restatement of the fund’s investment advisory contract and a new investment subadvisory contract, effective at the close of business on December 31, 2010. This restructuring, which resulted in T. Rowe Price Associates, Inc., becoming the fund’s new investment advisor and T. Rowe Price International Ltd becoming the fund’s new investment subadvisor, had been determined by the Board at a meeting in October 2010 not to diminish the nature, quality, or level of services provided to the fund or to materially change the manner in which advisory services were to be provided. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor and Subadvisor.

Investment Performance of the Fund
 The Board reviewed the fund’s average annual total returns over the 1-, 3-, 5-, and 10-year periods, as well as the fund’s year-by-year returns, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Contract and other benefits that the Advisor (and its affiliates, including the Subadvisor) may have realized from its relationship with the fund, including research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor and Subadvisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board also received information on the estimated costs incurred and profits realized by the Advisor and its affiliates (including the Subadvisor) from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Advisor. Under the Contract, the fund pays a fee to the Advisor composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board determined that it would be appropriate to introduce another breakpoint into the group fee rate, effective May 1, 2011, to allow fund shareholders to participate in additional economies of scale. Under the Subadvisory Contract, the Advisor may pay the Subadvisor up to 60% of the advisory fee that the Advisor receives from the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio (for the Investor Class, Advisor Class, and R Class) and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was at or below the median for comparable funds. The information also indicated that the total expense ratio for the Investor Class and Advisor Class was below the median for comparable funds, and the total expense ratio for the R Class was above the median for comparable funds. The Board also reviewed the fee schedules for institutional accounts of the Advisor and its affiliates with similar mandates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, which are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it advises, and showing that the Advisor performs significant additional services and assumes greater risk for the fund and other T. Rowe Price mutual funds that it advises than it does for institutional account clients. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract and Subadvisory Contract (and the inclusion of an additional breakpoint in the group fee schedule). No single factor was considered in isolation or to be determinative to the decision. Rather, the Board was assisted by the advice of independent legal counsel and concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract and the Subadvisory Contract (including the fees to be charged for services thereunder).

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	June 16, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	June 16, 2011

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	June 16, 2011